Q1 2022 Earnings

May 12th, 2022


Expensify
One app, all free.
Global corporate cards.
IRS-ready eReceipts.
Realtime compliance.

Q1 2022 Earnings

May 12th, 2022


Expensify
One app,
all free.
Global corporate cards.
IRS-ready eReceipts.
Realtime compliance.

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including the societal and economic impact of the COVID-19 pandemic, and geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain financial measures, such as Non-GAAP net income and adjusted EBITDA which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income and adjusted EBITDA to the nearest comparable GAAP figures, please see the appendix to this presentation.

Three secrets to Expensify's long-term success

1. Enormous untapped market opportunity
2. Unique bottom-up acquisition model
3. Billion-user platform ambition

Full court press on whole market, not just enterprise


UK: $2.3B
AU: $1.6B
CA: $1.7B
US: $16.0B
$7.1B US TAM
Enterprise 1000+ EEs
$1.5B US TAM
Mid-Market 500-1000 EEs
$12.0B US TAM
SMB 10-499 EEs
$2.4B US TAM
VSB 1-9 EEs

Note: EEs = Employees. VSB = Very Small Businesses. Figures represent our estimated TAM in our core geographies based on our average revenue per paid member in each business size segment as of June 30, 2021, multiplied by number of employees in each segment based on data from U.S. Bureau of Labor Statistics, U.K. Department for Business, Energy & Industrial Strategy, Statistics Canada and the Australian Government.

Freemium leads + efficient sales = <u>Profitable growth</u>


Advertising
Sales/AM's
Subscriptions
Partners
Free Plan

Bottom-up sales reaches the rest of the market



$
CFO
Top Down
!!
CFO
Bottom Up

Only Expensify can reach the full market

	A	B	C	D	Expensify
Enterprise scale			✓		✓
Consumer grade	✓	✓		✓	✓
Global reach			✓		✓
Native card+travel					✓
Free		✓		✓	✓

Consolidating a billion-member payment opportunity


Social
Planned
Chat
Beta
Wallet
Beta
Travel
Live
Invoice
Live
Bill
Live
Card
Live
Payroll
Beta
Expense
Live
Accounting
Planned
Expensify
Viral Leadgen
Transactional Revenue
Subscription Revenue

CPA Card

INTRODUCING

The Expensify CPA Card—built for accountants, loved by clients.


E

Free Plan

The Free-est Free Plan Around

- The Free Plan brings to light admin features within our freemium business model, expanding our beachhead deeper into the VSB and sole proprietor markets.
- We believe our free option is better than our competitor's free option.
- You can use the Expensify card for free.
- You can use bill-pay & invoicing for free.
- You can use Expensify Travel for free.


Workspace
Borton Corp
General settings
Issue corporate cards
Reimburse receipts
Pay bills
Send invoices
Book travel
Manage members
Connect bank account
Upgrade Plan


Issue corporate cards
Unlock free Expensify Cards
Connect a bank account to issue Expensify Cards to your workspace members, and access these incredible benefits and more:
• Up to 2% cash back
• Digital and physical cards
• No personal liability
• Customizable limits
Connect bank account

Free Plan members pay us in three ways

- Free plan members “pay” us in interchange from the Expensify Card.
  - *Every purchase generates cash for us.*
- Free plan members “pay” us with viral leadgen.
  - *Every bill paid and invoice sent is an intro to an accountant.*
- Free members "pay" us with word-of-mouth branding.
  - *We’d rather they use Expensify for free than use a competitor or Excel.*
- ... and many upgrade into fully paid subscriptions.

Q1 Performance

March was the 2nd best month from a paid member perspective in the history of the company

Despite Omicron, Q1 exceeded expectations

Actual Revenue
$40.4MM →

Est Revenue	Est Paid Members
$39.6MM	702K
$38.6MM	684K

← **Actual Paid Members**
706K

Actuals are for the three months ended March 31, 2022. Estimated ranges reflect Q1 2022 outlook previously provided in our earnings release for Q4 2021.

March 2022 was the 2nd best month in Expensify history.


Monthly Paid Members
750000
700000
650000
600000
5/1/2021
7/1/2021
9/1/2021
11/1/2021
1/1/2022
Omicron
March Paid Members
742K

Q1 2022 continues strong long term growth

706K
Paid Members

$40.4M
Revenue

36%
Y/Y Revenue Growth

$161.6M
Annualized Revenue [1]

Unless otherwise denoted, figures are actuals for the three months ended March 31, 2022.

[1] Calculated as three months ended March 31, 2022 revenue multiplied by four (quarters).

2022 Q1 generated significant cash & profit (Adj EBITDA)

$11.2M
Operating Cash Flow

$(7.4M)
Net Loss

$7.3M
Non-GAAP Net Income[1]

$11.0M
Adj. EBITDA[2]

All metrics, unless noted otherwise, are actuals for the three months ended March 31, 2022.

[1] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but are not expected to impact future periods beginning with the first quarter of 2022

[2] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period.

Expensify Free Plan is extremely popular

9K+

Q1 Free Plan Customers

183%

Q/Q Increase in Free Plan Customers

Figures are actuals for the three months ended March 31, 2022.

Continue to maintain strong long-term guidance

- We reaffirm our long term guidance provided in connection with our fourth quarter 2021 results of 25-35% revenue growth over a multi-year period.

25-35%

Long Term Growth Guidance

Q&A

In summary: Q1 was great.

- Cashflow positive and profitable (adj EBITDA) despite peak COVID
- Revenue up 36% from last year
- Expensify Card up 150% from last year
- Free Plan up 183% from **last quarter**

... and godspeed.

Appendix

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended March 31, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (7,376)**
Add:	
Stock based compensation	14,667
IPO related bonus[1]	–
Non-GAAP Net income[2]	**$ 7,291**

[1] Reflects amounts paid in Q1 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but are not expected to impact future periods beginning with the first quarter of 2022. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Cash Bonuses" in the Company's Annual Report on Form 10-K, filed with the SEC on March 31, 2022.

[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation.

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended March 31, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (7,376)**
Net (loss) income margin	**(18)%**
(Benefit) provision for income taxes	1,632
Interest and other expenses, net	902
Depreciation and amortization	1,167
Stock-based compensation	14,667
Adjusted EBITDA	**$ 10,992**
Adjusted EBITDA margin	**27%**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period.

FY22 Estimated Stock-Based Compensation (Millions)

	Q2 2022		Q3 2022		Q4 2022	
	Low	High	Low	High	Low	High
Cost of revenue, net	$ 4.8	$ 5.4	$ 4.6	$ 5.3	$ 3.4	$ 4.1
Research and development	2.7	3.0	2.6	2.9	1.9	2.3
General and administrative	4.6	5.3	4.5	5.1	3.3	4.0
Sales and marketing	2.0	2.2	1.9	2.2	1.4	1.7
Total	$14.0	$ 16.0	$13.5	$15.5	$10.0	$12.0